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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): NOVEMBER 22, 1999



                               EDISON SCHOOLS INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                          0-27817                        13-3915075
(State or other juris-            (Commission                    (IRS Employer
diction of incorporation)         File Number)                   Identification
                                                                 Number)

521 FIFTH AVENUE, 15TH FLOOR
NEW YORK, NEW YORK                                              10175
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:           (212) 419-1600



                                    Not Applicable
                                                   ----------------------------
              (Former name or former address, if changed since last report)


Item 5.  Other Events.


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         On November 22, 1999, Edison Schools Inc. issued a press release regarding a contract with the Dallas Independent School District. A copy of the press release is included as an exhibit hereto and incorporated herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         See Index to Exhibits attached hereto.



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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EDISON SCHOOLS INC.



                                                By: /s/ James L. Starr
                                                   ----------------------------
                                                   James L. Starr
                                                   Chief Financial Officer and
                                                   Executive Vice President

Dated: November 23, 1999


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                                INDEX TO EXHIBITS



Exhibit
Number
-------

99.1              Press Release of Edison Schools Inc. dated November 22, 1999.